UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2018

MABVAX THERAPEUTICS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-31265	93-0987903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11535 Sorrento Valley Rd., Suite 400
San Diego, CA 92121
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 259-9405

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company []

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

To the extent required by Item 3.01 of Form 8-K, the disclosures in Item 8.01 of this Current Report on Form 8-K are hereby incorporated by reference.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

To the extent required by Item 4.02 of Form 8-K, the disclosures in Item 8.01 of this Current Report on Form 8-K are hereby incorporated by reference.

Item 8.01	Other Events.

As previously disclosed in a Current Report on Form 8-K filed on January 30, 2018, MabVax Therapeutics Holdings, Inc. (the “Company”, “we”, “us”, “our”) received notice from the Securities and Exchange Commission (the “SEC”) of an investigation (the “SEC Investigation”). We believe the SEC is investigating (i) potential violations by the Company and its officers, directors and others of Section 10(b) of the Securities and Exchange Act of 1934, as amended (as amended, the “Exchange Act”) and Section 17(a) of the Securities Act of 1933, as amended (as amended, the “Securities Act”); and (ii) potential violations by multiple holders of our preferred stock of the reporting and disclosure requirements imposed by Section 13(d) of the Exchange Act and pursuant to Schedules 13D and 13G. We further believe the SEC Investigation pertains to our relationships with multiple of those holders of our preferred stock, including (i) the circumstances under which those stockholders invested in the Company and whether they have acted as an undisclosed group in connection with their investment; (ii) the manner with or in which those stockholders may have sought to control or influence the Company and its leadership since their respective investments (and the extent to which those efforts to control or influence have been successful); and (iii) our prior disclosures regarding the control of the Company and beneficial ownership of our common and preferred stock included in our registration statements filed in 2017 and 2018 and in our Exchange Act reports. In light of the SEC Investigation, we have also reviewed facts and circumstances related to our recently completed May 2018 offering and publicly available information concerning certain of our stockholders’ relationships with other registrants.

We have cooperated with the SEC in connection with the SEC Investigation, and our Board of Directors has appointed a Special Committee comprised of independent members of our Board of Directors to supervise the Company’s review of the matters believed to be under investigation. However, we cannot predict when the SEC Investigation will conclude, nor whether it will conclude in a manner adverse to the Company, any of its directors and officers, or its current or former stockholders. We also cannot predict, how the SEC Investigation or any related matters may impact how the Company is perceived by the market, potential partners and potential investors in our securities. We do not believe that the SEC would declare effective any registration statements registering our securities effective during the pendency of the SEC Investigation.

Historically, we have calculated and reported beneficial ownership in reliance upon the accuracy of the beneficial ownership reporting of our stockholders, including reports filed on Schedules 13D and 13G and information provided by these stockholders directly to us. We have similarly relied on the accuracy of stockholder-reported beneficial ownership when effecting conversions of shares of preferred stock. The SEC Investigation and our review of the matters under investigation (including information learned recently) has raised questions about the accuracy of those reports by those holders, including their past disclaimers of having not acted as a group with respect to their investment in the Company. If certain stockholders have indeed acted as a group, their respective beneficial ownership interests should have been aggregated and reported in the aggregate in our prior beneficial ownership disclosures. If their holdings should have been so aggregated, then, due to the provisions of our organizational documents regarding the conversion limitations applicable to certain holders of our preferred stock, shares of our common stock may have been issued in violation of our organizational documents. If shares of our common stock were issued in violation of our organizational documents, then the number of shares of our outstanding common stock previously reported in our financial statements, registration statements and Exchange Act Reports may be inaccurate. Further, figures reported and included in our financial statements, registration statements and Exchange Act Reports in reliance on the number of our outstanding shares of common stock, including, but not limited to, our loss per share figures, may also be inaccurate. We are also reviewing our internal and disclosure controls.

We believe there may be mechanisms available to us pursuant to Delaware law to remedy and ratify potentially invalid stock issuances. However, these mechanisms, even if available to us, may require several months to undertake, and even then may be subject to events beyond the Company’s control. There can be no assurance that we will choose to pursue these mechanisms even if they are available to us.

In light of the SEC Investigation and our ongoing review of presently known facts and circumstances (including information learned recently), our Board of Directors, upon the recommendation of our management, has determined that we are unable to file a Quarterly Report on Form 10-Q for the quarter ended March 31, 2018 (the “Form 10-Q”) at this time in accordance with applicable rules and regulations.

Our Board of Directors discussed the matters disclosed in this Current Report on Form 8-K with our independent auditors.

On May 20, 2018, our Board of Directors, upon the recommendation of management, concluded that our prior annual and interim period financial statements for the years 2014, 2015, 2016 and 2017 included in our Reports on Form 10-K and Form 10-Q for such years, and our registration statements filed during the years 2014, 2015, 2016, 2017 and to date for 2018 with respect to the number of shares of common stock outstanding, and the weighted average number of shares used in calculating earnings per share and related per share figures should not be relied upon. Accordingly, on May 20, 2018 our auditors withdrew their audit reports included in our Annual Reports on Form 10-K for the years 2014, 2015, 2016 and 2017. Therefore, investors in our common stock are cautioned not to rely on these financial statements and not to rely on our prior disclosures regarding the beneficial ownership of our capital stock included in our registration statements, Exchange Act reports and other filings filed with the SEC on or after January 1, 2014.

On May 21, 2018, we notified the Listing Qualifications Department of the Nasdaq Stock Market (the “Staff”) that we would not be filing our Form 10-Q, as required for continued listing on the Nasdaq Capital Market per Nasdaq listing rule 5250(c)(1) (the “Rule”). Nasdaq may provide us a period of time to submit a plan to regain compliance with the Rule (the “Plan”). However, while we are exercising efforts to maintain the listing of our common stock on the Nasdaq Capital Market and efforts to enable filing of the Form 10-Q, there can be no assurance that the Company will complete a Plan in a timely manner, if at all, or that the Staff will accept any Plan or that if a Plan is accepted, the Staff will grant the Company any grace period in which to comply with the Rule. There can also be no assurance that we will again be in a position to file the Form 10-Q or any other periodic Exchange Act report.

Forward-Looking Statements

The foregoing includes statements that constitute “forward-looking” statements, as such term is defined in the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or the negative of those terms or other comparable terminology. These forward-looking statements are subject to the safe harbor protection provided by the federal securities laws. These forward-looking statements are subject to numerous risks, uncertainties and assumptions. These risks and uncertainties include, but are not limited to, the ability of the Company to timely file its periodic Exchange Act reports, the ability of the Company to regain and maintain compliance with Nasdaq continued listing requirements, the impact of the SEC Investigation on our operations and the potential outcome of the SEC Investigation and the risk that our prior disclosures are inaccurate. Because these forward-looking statements are subject to risks and uncertainties, actual developments and results may differ materially from those express or implied by the forward-looking statements. The forward-looking statements in this filing are made only as of the date hereof, and unless otherwise required by applicable securities laws, we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MABVAX THERAPEUTICS HOLDINGS, INC.

Dated: May 21, 2018	/s/ J. David Hansen
J. David Hansen
President and Chief Executive Officer